UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 9, 2010

Li3 Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-127703	20-3061907
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

Av. Pardo y Aliaga 699
Of. 802
San Isidro, Lima, Peru
(Address of principal executive offices, including zip code)

(51) 1-212-1880
(Registrant’s telephone number, including area code)

Copy to:
Adam S. Gottbetter, Esq.
Gottbetter & Partners, LLP
488 Madison Avenue, 12th Floor
New York, NY  10022
Phone:  (212) 400-6900

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report and its exhibits contain “forward-looking statements.”  All statements other than statements of historical facts included in this report and its exhibits, including without limitation, statements regarding our financial position, estimated working capital, business strategy, the plans and objectives of our management for future operations and those statements preceded by, followed by or that otherwise include the words “believe,” “expects,” “anticipates,” “intends,” “estimates,” “projects,” “target,” “goal,” “plans,” “objective,” “should,” or similar expressions or variations on such expressions are forward-looking statements. We can give no assurances that the assumptions upon which the forward-looking statements are based will prove to be correct. Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements, including, but not limited to, our ability to identify appropriate corporate acquisition and/or joint venture opportunities in the lithium mining sector and to establish the technical and managerial infrastructure, and to raise the required capital, to take advantage of, and successfully participate in such opportunities; future economic conditions; political stability; and lithium prices.  For further information about the risks we face, see “Risk Factors” in Part I, Item 1A of Amendment No. 1 to our Annual Report on Form 10-K, filed with the Securities and Exchange Commission on November 5, 2010.

Except as otherwise required by the federal securities laws, we disclaim any obligations or undertaking to publicly release any updates or revisions to any forward-looking statement contained in this Report to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Item 3.02        Unregistered Sales of Equity Securities.

On December 9, 2010, Li3 Energy, Inc. (the “Company”) held an initial closing of a private placement offering (the “Offering”) with respect to 3,333,338 units of its securities (the “Units”) to institutional and accredited investors and non-U.S. persons for gross proceeds of $500,000, at an offering price of $0.15 per Unit.  Each Unit consists of (i) one share of common stock, par value $0.001 per share, of the Company (“Common Stock”), and (ii) a warrant to purchase one share of common stock at an exercise price of $0.15 per share (the “Warrants”).  The Warrants will be exercisable from issuance until five years after the final closing of the Offering.  The Company plans to apply the net proceeds of this closing towards the Maricunga Deposit (as defined below), certain outstanding accounts payable and working capital.

The subscription agreements (the “Subscription Agreements”) between the Company and each investor (each “Subscriber”) in the Offering provide the Subscribers with certain “piggyback” registration rights covering the shares of Common Stock included in the Units and the shares of Common Stock issuable upon exercise of the Warrants.

The Company entered into an agreement to pay a finder (the “Finder”) cash fees of 7% of the purchase price of each Unit sold in the Offering to investors introduced to the Company by the Finder (the “Introduced Investors”), and to issue such Finder five-year warrants (the “Finder Warrants”) exercisable at $0.15 per share to purchase a number of shares of Common Stock equal to up to 7% of the shares of Common Stock included in the Units sold in the Offering to the Introduced Investors. As a result of the sales of the Units in the December 9, 2010, closing, we have paid an aggregate of approximately $28,000 of fees to the Finder and have issued and/or become obligated to issue Finder Warrants to purchase an aggregate of 186,667 shares of Common Stock.

The sale of the Units and the securities contained therein were exempt from the registration requirements of the Securities Act of 1933 by virtue of Section 4(2) thereof and Regulation D and/or Regulation S promulgated thereunder, as transactions by an issuer not involving a public offering.  The purchasers of the securities represented their intention to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends were affixed to the certificates issued in such transactions.  All purchasers of the securities represented and warranted, among other things, that they were accredited investors within the meaning of Regulation D and/or non-U.S. persons within the meaning of Regulation S, that they had the knowledge and experience in financial and business matters necessary to evaluate the merits and risks of an investment in the Company and had the ability to bear the economic risks of the investment, and that they had adequate access to information about the Company.

Item 8.01        Other Events.

As previously disclosed, on November 30 and December 1, 2010, we signed non-binding exclusive letters of intent with Sociedades Legales de Minerales de LITIO 1 a 6 de la Sierra Hoyada de Maricunga, a group of six private companies (the “Maricunga Companies”), to acquire 60% ownership of such Maricunga Companies, which collectively own the Maricunga Project (“Maricunga”) in northern Chile.

We plan to use $250,000 of the proceeds from the Offering to pay the non-refundable down payment (the “Maricunga Deposit”) required under the letters of intent on or about December 16, 2010.  In connection with our payment of the Maricunga Deposit, we expect the sellers of the interests in the Maricunga Companies to agree to waive the provisions in the letters of intent requiring our payment of the Maricunga Deposit by December 7, 2010, and to waive any default or non-compliance resulting from the Maricunga Deposit being received after said deadline.

Closing of the Maricunga acquisition remains subject to satisfactory completion of due diligence and documentation, financing of the cash purchase price and work commitment by us and other customary conditions.  The letters of intent will expire on February 28 and March 1, 2011, if definitive purchase agreements have not been signed.

Item 9.01        Financial Statements and Exhibits.

(d)  Exhibits

The following Exhibits are being filed with this Report.

In reviewing the agreements included as exhibits to this Report, please remember that they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure information about the Company or the other parties to the agreements. The agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and:

•	should not be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found in the Company’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

Exhibit Number	Description

10.1	Form of Subscription Agreement between the Company and each subscriber in the Offering

10.2	Form of Warrant included in the Units

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Li3 Energy, Inc.

Dated: December 15, 2010	By:	/s/ Luis Saenz
Name: Luis Saenz
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Subscription Agreement between the Company and each subscriber in the Offering

10.2	Form of Warrant included in the Units